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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 21, 2002

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                           DAL-TILE INTERNATIONAL INC.
             (Exact name of Registrant as specified in its charter)


         DELAWARE                     33-64140                  13-3548809
     (State or other           (Commission File Number)      (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

    7834 HAWN FREEWAY                                              75217
      DALLAS, TEXAS                                              (Zip code)
 (Address of principal
   executive offices)


        Registrant's telephone number, including area code: (214) 398-1411

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS.

    On January 21, 2002 Dal-Tile International Inc. issued a press release announcing results for the fourth quarter of 2001 and for the fiscal year
2001. The text of the press release is included as Exhibit 99.1 to this filing.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c)  Exhibits.

              Exhibit 99.1          Press Release dated January 21, 2002.
























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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      DAL-TILE INTERNATIONAL INC.




                                      By: /s/ Mark A. Solls
                                         -------------------------------------
                                      Name:   Mark A. Solls
                                      Title:  Vice President and General Counsel


Date: January 31, 2002



















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